EXECUTION COPY

                  AMENDMENT
                     to
         LOAN AND SECURITY AGREEMENT
         Dated as of March 14, 1997

          THIS AMENDMENT
("Amendment") dated as of May 21, 1997 is entered into among AEGIS AUTO FINANCE, INC., a Delaware corporation ("AAF") and III
FINANCE LTD., a Cayman Islands company
("Lender").

          Reference is hereby made to that
certain Loan and Security Agreement (the
"Original Loan Agreement") among the parties hereto dated as of March 14, 1997, as amended by that certain Assignment and Amendment
Agreement, dated as of April 30, 1997 (the
"Assignment Amendment") pursuant to which III
Global Ltd. assigned its rights and obligations under the Original Loan Agreement to the Lender.
The Original Loan Agreement and the Assignment
Amendment, as the same may be further amended, restated, supplemented or otherwise modified from time to time is hereinafter referred to as the "Loan
Agreement." Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
AAF and the Lender have agreed to amend the Loan Agreement as hereinafter set forth.

          SECTION 1.  Amendments to the
Loan Agreement.  The Loan Agreement is,
effective the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, hereby amended as follows:

          1.1  The Definition of "Maximum
     Loan Amount" set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the dollar number of "$50,000,000" which appears therein and to substitute therefor the dollar number of
     "$75,000,000".

          SECTION 2.  Conditions Precedent.
This Amendment shall become effective upon receipt by the Lender of (i) counterpart signature pages of this Amendment, executed by the Lender and AAF, (ii) the executed reaffirmation of guaranty attached hereto and (iii) an amended and restated promissory note substantially in the form of Exhibit A hereto.

          SECTION 3.  Covenants,
Representations and Warranties of the Borrowers.

          3.1  Upon the effectiveness of this
Amendment, AAF hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2  AAF hereby represents and
warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against AAF in accordance with its terms.

          SECTION 4.  Reference to and
Effect on the Loan Agreement.

          4.1  Upon the effectiveness of this
Amendment, each reference in the Loan
Agreement to "this Agreement", "hereunder",
"hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

          4.2  Except as specifically amended
above, the Loan Agreement and all other
Financing Agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3  The execution, delivery and
effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other
Financing Agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5.  Execution in
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6.  Governing Law.
This Amendment shall be governed by and
construed in accordance with the laws of the State of New York.

          SECTION 7.  Headings.  Section
headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the
parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              III
FINANCE LTD.

                              By


Name:

Title:


AEGIS AUTO FINANCE, INC.

By

        Name:

Title:



       ACKNOWLEDGMENT TO AMENDMENT to
         LOAN AND SECURITY AGREEMENT

          The Aegis Consumer Funding
Group hereby consents to the agreements of the Lender and AAF contained in the foregoing
Amendment to Loan and Security Agreement, and reaffirms all of its obligations under the Guaranty executed by it in connection with the Loan
Agreement, which Guaranty shall remain in full force and effect, before and after giving effect to the amendments described hereinabove, and such Guaranty is hereby ratified and confirmed



THE AEGIS CONSUMER FUNDING
GROUP, INC.

By


Name:

Title:

     AMENDED AND RESTATED NOTE

U.S. $75,000,000.00
          May 21, 1997


          FOR VALUE RECEIVED, AEGIS
AUTO FINANCE, INC., a Delaware corporation
(the "Borrower") does hereby promise to pay to III
FINANCE LTD, a Cayman Islands company (the
"Lender"), the principal amount of
U.S.$75,000,000 (SEVENTY FIVE MILLION
AND NO/100 DOLLARS) or, if less, the unpaid principal amount of the Loans made by the Lender to the Borrower under that certain Loan and Security Agreement dated as of March 19, 1997 among the Borrower and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), on the Termination Date, and to pay interest on the unpaid principal balance hereof at the rates and at the times set forth in the Loan Agreement.
Capitalized terms used herein without definition are used as defined in the Loan Agreement.

          Interest shall be calculated on the
basis of a 360-day year for the actual number of days elapsed. Upon the occurrence and during the continuance of an Event of Default, the interest rate shall be increased by two percent (2.00%) per annum above the rate of interest otherwise applicable. In no event shall the interest payable hereunder exceed the Maximum Rate.

          This Note is referred to in, is issued
pursuant to, and is entitled to the benefits of, the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid.

          This Note is a registered obligation
(as more particularly described in Section 8.8 of the Loan Agreement), and it is the intent of the parties to the Loan Agreement that the Loans be maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 81(c)(2) of the Internal Revenue Code.

          Upon and after the occurrence of an
Event of Default, this Note may, as provided in the Loan Agreement, without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable. The
Loan Agreement also contains



provisions for optional and mandatory
prepayments on account of the principal hereof prior to maturity upon the terms and conditions specified therein.

          All Payments of principal of and
interest on this Note shall be made to the Lender at such account as the Lender shall in writing direct the Borrower, in immediately available funds and in currency of the United
States of America which at the time
of payment shall be legal tender for the payment of public and private debts.

          The Borrower promises to pay all
costs and expenses, including reasonable attorney's fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgement rendered thereon, all in accordance with the provisions of the Loan Agreement. The
Borrower hereby waives diligence, presentment, protest, demand and notice of every kind except as required pursuant to the Loan Agreement and to the full extent permitted by law the right to plead any statute of limitations as a defense to any demands hereunder.

          This Note is secured by all
Collateral securing the Obligations pursuant to the Loan Agreement and the other Financing
Agreements.


          THIS NOTE SHALL BE
GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.



AEGIS AUTO FINANCE, INC.



By
Name:

Title:



I:\DINA\SECREPOR\10_10511.WPD   September 17, 1997 (11:42am)